UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11, 2021

ACE Convergence Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-39406	N/A
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1013 Centre Road, Suite 403S Wilmington, Delaware	19805
(Address of principal executive offices)	(Zip Code)

(302) 633-2102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary share, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on January 7, 2021, ACE Convergence Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, ACE Convergence Subsidiary Corp., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Achronix Semiconductor Corporation, a Delaware corporation (“Achronix”), relating to the contemplated business combination among the Company and Achronix (the “Contemplated Business Combination”).

Termination of Merger Agreement

On July 11, 2021, the Company and Achronix entered into a Termination and Release Agreement (the “Termination and Release Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Merger Agreement. The termination of the Merger Agreement is effective as of July 11, 2021.

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, and each of the transaction agreements entered into in connection with the Merger Agreement, including, but not limited to, (i) the Sponsor Support Agreement, dated as of January 7, 2021, by and among the Company, Achronix, the sponsor of the Company (the “Sponsor”) and each of the parties set forth on Schedule I therein, and (ii) the Stockholder Support Agreement, dated as of January 7, 2021, by and among the Company, Achronix and certain beneficial owners of Achronix stock, will automatically either be terminated in accordance with their terms or be of no further force and effect. Pursuant to the Termination and Release Agreement, subject to certain exceptions, the Company and Achronix have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Contemplated Business Combination.

The foregoing descriptions of the Merger Agreement and the Termination and Release Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K/A with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on January 8, 2021, and the full text of the Termination and Release Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01	Other Events.

On July 12, 2021, the Company and Achronix issued a joint press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Merger Agreement, the special meeting of the Company’s stockholders, which was to be held for the purpose of voting on the Merger Agreement and proposed transactions related thereto, will not take place and the Company intends to withdraw its registration statement on Form S-4, as amended from time to time, filed with the SEC on May 6, 2021.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to a future potential business combination and any other statements relating to future results, strategy and plans of the Company (including certain and statements which may be identiﬁed by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports ﬁled with the SEC, including but not limited to the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination and Release Agreement, dated as of July 11, 2021, by and between ACE Convergence Acquisition Corp. and Achronix Semiconductor Corporation.
99.1	Press Release dated July 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2021

ACE Convergence Acquisition Corp.

/s/ Behrooz Abdi
Name:	Behrooz Abdi
Title:	Chief Executive Officer